UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

IDAHO COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. Main St, Ste 1460 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 274-9220

Joway Health Industries Group Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2023, the board of directors of Joway Health Industries Group Inc., a Nevada corporation (the “Company”), and the holder of 121,343,700 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), representing approximately 59.98% of the Company’s voting equity, approved by written consent, in accordance with the applicable provisions of Nevada law, the execution and filing of a Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Nevada Secretary of State, to effect the change of the Company’s name from “Joway Health Industries Group Inc.” to “Idaho Copper Corporation” (the “Name Change”). On March 9, 2023, the Company filed the Amendment with the Nevada Secretary of State, which became effective immediately upon filing.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

In connection with the Name Change, the Company has submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for the change of the Company’s name and trading symbol in the market. The Company will file a Current Report on Form 8-K to disclose the effective date of its name and trading symbol change in the market upon receipt of approval from FINRA.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

d) Exhibits. The following exhibit is included in this Report:

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed March 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 10, 2023	IDAHO COPPER CORPORATION

	By:	/s/ Robert Scannell
	Name:	Robert Scannell
	Title:	Chief Financial Officer and Treasurer

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